UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):April 21, 2005

                         Reality Wireless Networks, Inc.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                    000-26369
                            (Commission File Number)

                                   88-0422026
                        (IRS Employer Identification No.)

             4906 Point Fosdick Dr., Suite 102, Gig Harbor, WA 98335
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (253) 853-3632

               ---------------------------------------------------

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                    FORM 8-K
                         Reality Wireless Networks, Inc.


Section 1 - Registrant's Business and Operations
Section 2 - Financial Information
Section 3 - Securities and Trading Markets
Section 4 - Matters Related to Accountants and Financial Statements
Section 5 - Corporate Governance and Management
Section 6 - [Reserved]
Section 7 - Regulation FD
Section 8 - Other Events

      Item 8.01 - Other Events

On April 21, 2005 the Registrant issued a press release disclosing the completion of negotiations to restructure the merger agreement between Registrant and Genesis Electronics, Inc. The original agreement, dated November 10, 2004, was initially disclosed on Form 8-K, filed November 11, 2004.

Section 9 - Financial Statements and Exhibits

         Item 9.01 Financial Statements and Exhibits.


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EXHIBIT NUMBER     DESCRIPTION                   LOCATION
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       99.1        Press Release re Merger       Filed Herewith
                   Negotiations dated
                   April 21, 2005
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      REALITY WIRELESS NETWORKS, INC., INC.

                                  (Registrant)

Date :  April 25, 2005

/s/ Steve Careaga
-----------------

Steve Careaga, Chief Executive Officer